                                                                   EXHIBIT 10.43

                        SUPPLEMENTAL SIGNATURE PAGE TO
                   FOUNTAIN VIEW, INC. INVESTMENT AGREEMENT


    Reference is hereby made to that certain Investment Agreement dated as of March 27, 1998 (the "Investment Agreement") by and among Fountain View, Inc.
                     --------------------
(the "Company"), Robert Snukal, Sheila Snukal, William Scott, Heritage Fund II,
      -------
L.P. ("Heritage"), Heritage Investors II, L.L.C., Heritage Fund II Investment
       --------
Corporation ("HFIC"), and certain other parties.
              ----

                             Preliminary Statement
                             ---------------------

    HFIC has purchased certain securities of the Company (the "Securities")
                                                               ----------
pursuant to the Investment Agreement. HFIC desires to transfer certain of the Securities to Baylor Health Care System ("Baylor") and Buckner Foundation
                                          ------
("Buckner"), and Baylor and Buckner wish to purchase such Securities from HFIC.
  -------
The Company and HFIC desire that such purchase and sale be consummated, and have agreed to make certain representations and warranties to Baylor and Buckner hereunder.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, HFIC, Baylor and Buckner hereby agree as follows:

    1.    Additional Parties; Purchase of Securities.  By its execution of this
          ------------------------------------------
Supplemental Signature Page, (a) each of Baylor and Buckner is hereby added as a party to the Investment Agreement, shall be deemed to make the representations of an Investor therein, and shall have the rights and obligations thereunder as an Investor, on a pari passu basis with the other Investors party thereto, and
(b) each of Baylor and Buckner agrees to purchase from HFIC, and HFIC agrees to sell, the following Securities for the consideration indicated, to be paid on the date hereof to HFIC by wire transfer of immediately available funds:

    Investor       Securities Purchased         Consideration
    --------       --------------------         -------------

    Baylor         9,873 shares of Series A     $10,000,000
                   Preferred Stock and
                   Warrants to purchase
                   54,999 shares of Series C
                   Common Stock

    Buckner        2,469 shares of Series A     $ 2,500,000
                   Preferred Stock and
                   Warrants to purchase
                   4,267 shares of Series C
                   Common Stock

    2.    Representations of the Company.  The Company hereby represents and
          ------------------------------
warrants to Baylor and Buckner as follows:

    (a) Each of the representations and warranties of the Company contained in the Investment Agreement is true and correct in all respects as of the date of this Supplemental Signature Page.

    (b) Each of the statements of the Company contained in the Offering Circular issued by the Company in connection with its issuance of $120,000,000 of 11 1/4% Senior Subordinated Notes due 2008 is true and correct in all material respects as of the date of this Supplemental Signature Page, other than those statements contained therein which are made as of a stated date, which statements are true and correct in all material respects as of such stated date.

    (c) Assuming the due execution and delivery by Baylor and Buckner of (i) this Supplemental Signature Page, (ii) the Amendment No. 1 to Stockholders Agreement dated the date hereof by and among the Company, Heritage, Baylor and Buckner (the "Stockholders Amendment"), (iii) the Amendment No. 1 to
              ----------------------
Registration Rights Agreement dated the date hereof by and among the Company, Heritage, Baylor, Buckner and certain other parties (the "Registration Rights
                                                          -------------------
Amendment"), and (iv) the Stock and Warrant Powers dated the date hereof made by
---------
HFIC in favor of Baylor and Buckner (the "Powers", and collectively with this
                                          ------
Supplemental Signature Page, the Stockholders Amendment and the Registration Rights Amendment, the "Baylor Documents"), such Baylor Documents (A) have been
                       ----------------
duly executed and delivered by all persons and entities necessary to amend the Investment Agreement, the Stockholders Agreement and the Registration Rights Agreement (each as defined in the Investment Agreement) (collectively, the "Original Documents") as such Original Documents are purported to be amended in
 ------------------
the Baylor Documents, and (B) convey to Baylor and Buckner all of the rights purported to be granted to Baylor and Buckner thereunder, and make Baylor and Buckner parties to the Original Documents, as amended, in accordance with the terms thereof.

    (d) As of the date this Supplemental Signature Page, the Company will amend its Certificate of Incorporation in the form attached as Exhibit A hereto,
                                                               ---------
which amendment has been duly authorized by all requisite corporate action on behalf of the Company.

    3.    Representations of HFIC.  HFIC hereby represents and warrants to
          -----------------------
Baylor and Buckner that HFIC is the record and beneficial owner of the Securities, with good and marketable title to such Securities, free and clear of all liens, security interests, claims or other encumbrances, other than restrictions under applicable securities laws and the Stockholders Agreement referred to in the Investment Agreement.

    4.    Covenant and Guaranty of Heritage.  By its execution of this
          ---------------------------------
Supplemental Signature Page, Heritage hereby (a) covenants to use commercially reasonable efforts to cause the Company to comply in all respects with the obligations of the Company set forth in Section 2 of the Amendment No. 1 to Stockholders Agreement dated the date hereof by and among the Company, Heritage, Baylor and Buckner, and (b) guarantees HFIC's obligations with respect to the representations and warranties contained in Section 3 above.

    5.    Survival.   The representations and warranties contained in Section
          --------
2(a) and Section 3 of this Supplemental Signature Page shall survive the execution, delivery and performance of this Supplemental Signature Page. The representations and warranties contained in Section 2(b) of this Supplemental Signature Page shall not survive the execution, delivery and performance of this Supplemental Signature Page.

    6.    Miscellaneous.  This Supplemental Signature Page (a) shall be binding
          -------------
upon and enforceable against the parties and their successors and permitted assigns, (b) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflicts of laws principles, and (c) may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

    IN WITNESS WHEREOF, this Supplemental Signature Page to Fountain View, Inc. Investment Agreement has been executed as a sealed instrument as of the 4th day of May, 1998.

                                      FOUNTAIN VIEW, INC.
                                      ----------------------------------------


                                      By: /s/ Robert Snukal
                                         -------------------------------------
                                         Name: Robert Snukal
                                         Title: President


                                      BAYLOR HEALTH CARE SYSTEM


                                      By: /s/ William S. Carter
                                         -------------------------------------
                                         Name: William S. Carter
                                         Title: Executive Vice President


                                      BUCKNER FOUNDATION


                                      By: /s/ H. Allen Jordan
                                         -------------------------------------
                                         Name: H. Allen Jordan
                                         Title: Senior Vice President & Chief
                                                Financial Officer


                                      HERITAGE FUND II, L.P.

                                      By:  HF Partners II, L.L.C.,
                                           its general partner


                                      By: /s/ [SIGNATURE ILLEGIBLE]^^
                                         -------------------------------------
                                         Name:
                                         Title:


                                      HERITAGE FUND II
                                      INVESTMENT CORPORATION


                                      By: /s/ [SIGNATURE ILLEGIBLE]^^
                                         -------------------------------------
                                         Name:
                                         Title: